UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 22, 2020 (December 17, 2020)

Ennis, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Presidential Pkwy. Midlothian, Texas		76065

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 775-9801

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	EBF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

                   Compensatory Arrangements of Certain Officers.

On December 17, 2020 (the “Termination Date”), in an effort to streamline the benefits offered to members of management and other key employees, Ennis, Inc. (the “Company”) terminated its Deferred Compensation Plan, as amended and restated effective January 1, 2009 (the “Plan”), with all accruals, deferrals and contributions ceasing as of the Termination Date. The Plan is a deferred compensation plan that has provided members of management or highly compensated employees with an opportunity to defer receipt of a portion of their salary and bonus and to receive a supplemental executive retirement benefit provided by the Company. The Plan has been maintained as an unfunded, nonqualified plan providing benefits based on the participant’s notional account balance at the time of retirement or termination, death or a change of control (as defined in the Plan).

In accordance with Section 409A of the Internal Revenue Code of 1986, as amended, and as a result of the termination of the Plan, the payment of all benefits to Plan participants and beneficiaries in the form of lump sum distributions is scheduled to occur as soon as practicable after the first anniversary of the Termination Date (the “Liquidation Date”). Distributions of amounts that are set to occur prior to the Liquidation Date will be made as scheduled under the terms of the Plan.  Account balances under the Plan will continue to be adjusted for earnings and losses incurred by the deemed investment of such balances by participant until the Liquidation Date in accordance with the terms of the Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.

Date: December 22, 2020	By:	/s/ Michael D. Magill
Michael D. Magill
Executive Vice President and Corporate Secretary